UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 22, 2006
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                           The First Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)

         Mississippi                     33-94288                 64-0862173
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

       6480 U.S. Hwy 98 West, Hattiesburg, MS                         39402
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      (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (601) 268-8998
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01       Other Events

     On May 22, 2006, The First Bancshares, Inc., parent Company of The First, A National Banking Association, issued a press release announcing the signing of a definitive agreement in which First National Bank of Wiggins will merge into The First, A National Banking Association. The transaction, which is expected to be completed during the third quarter of 2006, is subject to approval by First National Bank of Wiggins' shareholders and regulatory authorities.


Item 9.01       Exhibits

(c) Exhibits

99.1 Press Release dated May 22, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            The First Bancshares, Inc.
                                            (Registrant)


Date: May 22, 2006

                                            /s/ David E. Johnson
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                                            Name:  David E. Johnson
                                            Title: Chairman of the Board and CEO